UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2022

TTEC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11919	84-1291044
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

9197 S. Peoria Street, Englewood, CO 80112-5833

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 303- 397-8100

Not Applicable
(Former name or former address if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock of TTEC Holdings, Inc., $0.01 par value per share	TTEC	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On April 4, 2022, TTEC Holdings, Inc. (“TTEC”) issued a press release announcing the closing of its acquisition of certain assets of Faneuil, Inc. (“Faneuil”), a wholly owned subsidiary of ALJ Regional Holdings, Inc. (together with Faneuil, the “Sellers”) from the Sellers. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01 Regulation FD Disclosure.

As previously disclosed, TTEC, through its subsidiary TTEC Government Solutions LLC, entered into an Asset Purchase Agreement with the Sellers on December 21, 2021 (the “Agreement”). At closing on April 1, 2022, TTEC Government Solutions acquired from Faneuil certain public sector citizen experience services contracts, including contracts in transportation and healthcare exchange programs, for cash consideration of $142.3 million, subject to customary adjustments, representations, warranties, holdback, held in escrow, and certain future contingent payments for contracts yet to be assigned. Contemporaneously with this closing, the parties entered into (1) an amendment to the Agreement, which removed a waiting period for Faneuil’s ability to shop certain of its remaining assets that are subject to TTEC’s right of first refusal and (2) a transition services agreement, pursuant to which the parties agreed to provide certain operational services to each other, as the acquired assets are being integrated with and the back office functions related to the acquired assets are transitioned to TTEC.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1	Amendment to Asset Purchase Agreement, dated as of April 1, 2022, by and among TTEC Government Solutions LLC, Faneuil, Inc. and AJL Holdings, Inc.
99.1	Press release dated April 4, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TTEC Holdings, Inc.
(Registrant)

Date: April 4, 2022	By:	/s/ Dustin J. Semach
Dustin J. Semach Chief Financial Officer

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